UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On May 15, 2013, Hyatt Hotels Corporation (the “Company”) issued a press release announcing the results of its previously announced cash tender offer (the “Tender Offer”) to purchase any and all of its $250,000,000 outstanding aggregate principal amount of 6.875% Senior Notes due 2019 (the “Notes”) in accordance with the terms and subject to the conditions set forth in the Offer to Purchase, dated April 25, 2013, and the accompanying Letter of Transmittal. A copy of the press release relating to such announcement, dated May 15, 2013, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press release of the Company, dated May 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: May 15, 2013	By:	/s/ Gebhard F. Rainer
Gebhard F. Rainer
Executive Vice President, Chief Financial Officer

Exhibit No.	Document Description

99.1	Press release of the Company, dated May 15, 2013.